Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

1.

FirstCity Financial Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Financial Corporation or certain of its subsidiaries own an equity interest.

A.	Corporations:

	Name:	FLBG Corporation
	Jurisdiction:	Texas; incorporated on June 2, 2010
	Shareholder:	FirstCity Financial Corporation	1,000 Common	(100)%

	Name:	J-Hawk Corporation
	Jurisdiction:	Texas; incorporated on September 12, 1997
	Shareholders:	FirstCity Financial Corporation	1,000 Shares	(100)%

	Name:	J-Hawk Corporation
	Jurisdiction:	Delaware
	Shareholders:	FirstCity Financial Corporation	1,000 Shares	(100)%

	Name:	FC Investment Holdings Corporation
	Jurisdiction:	Texas; formed March 26, 2010
	Shareholders:	FirstCity Financial Corporation	1,000 Common	(100)%

	Name:	FirstCity Fund Advisors, Inc.
	Jurisdiction:	Delaware; incorporated on May 22, 2008
	Shareholder:	FirstCity Financial Corporation	50,000 Shares	(100)%

B.	Corporate General Partners of Limited Partnerships:

	Name:	Bosque Asset GP Corp. (formerly SLP Assets GP Corp.)
	Jurisdiction:	Texas, incorporated on April 12, 2001
	Shareholder:	FirstCity Financial Corporation	400 Shares	(100)%

	Name:	FirstCity US Opportunity Fund GP, Inc.
	Jurisdiction:	Delaware; incorporated on May 22, 2008
	Shareholder:	FirstCity Financial Corporation	50,000 Shares	(100)%

C.	Limited Partnerships:

	Name:	Bosque Asset Funding, L.P. (formerly SLP Assets, Ltd.)
	Jurisdiction:	Texas, certificate filed on April 12, 2001
	Partners:	Bosque Asset GP Corp.		General 0.50%
		FirstCity Financial Corporation		Limited 99.50%

	Name:	FirstCity US Opportunity Fund, LP
	Jurisdiction:	Delaware; formed on June 10, 2008
	Partners:	FirstCity US Opportunity Fund GP, Inc.		General - 1.0%

2.	FC Investment Holdings Corporation. The following entities are entities in which FC Investment Holdings Corporation or certain of its subsidiaries own an equity interest.

	Name:	FC Diversified Holdings LLC
	Jurisdiction:	Texas; formed on March 29, 2010
	Member:	FC Investment Holdings Corporation		(100)%

	Name:	FC Diversified Holdings Europe LLC
	Jurisdiction:	Texas; formed on August 2, 2010
	Member:	FC Investment Holdings Corporation		(100)%

Name:	FirstCity Servicing Corporation (formerly J-Hawk Servicing Corporation)
Jurisdiction:	Texas, incorporated on July 25, 1995
Shareholders:	FC Investment Holdings Corporation	1,000 Shares	(100)%

Name:	FC Highway 6 Holdings LLC
Jurisdiction:	Texas; formed on March 29, 2010
Member:	FC Diversified Holdings LLC		100%

Name:	MPortfolio 2 LLC
Jurisdiction:	Texas; formed on September 20, 2010
Member:	FC Highway 6 Holdings LLC		90%

Name:	FirstStorm Partners 1 LLC
Jurisdiction:	Texas; formed on January 31, 2011
Member:	FC Highway 6 Holdings LLC		90%

Name:	FirstStorm Partners 2 LLC
Jurisdiction:	Texas; formed on August 10, 2011
Member:	FC Highway 6 Holdings LLC		90%

Name:	FirstStorm Properties 2 LLC
Jurisdiction:	Texas; formed on October 14, 2011
Member:	FirstStorm Partners 2 LLC		100%

Name:	FC Imperial Holdings LLC
Jurisdiction:	Texas; formed on April 5, 2010
Member:	FC Diversified Holdings LLC		100%

Name:	VFC Partners 4 LLC
Jurisdiction:	Delaware; formed on April 8, 2010
Members:	FC Imperial Holdings LLC		15%

Name:	VFC Properties 4 LLC
Jurisdiction:	Delaware; formed on May 20, 2010
Member:	VFC Partners 4 LLC		100%

Name:	VFC Realty 4 LLC
Jurisdiction:	Delaware; formed on July 28, 2011
Member:	VFC Partners 4 LLC		100%

Name:	VFC-4 1520 Hoolihan LLC
Jurisdiction:	Delaware; formed on May 20, 2010
Member:	VFC Realty 4 LLC		100%

Name:	VFC-4 1801 Madison LLC
Jurisdiction:	Delaware; formed on May 20, 2010
Member:	VFC Realty 4 LLC		100%

Name:	VFC-4 Carrabelle LLC
Jurisdiction:	Delaware; formed on May 20, 2010
Member:	VFC Partners 4 LLC		100%

Name:	Cincy Office Properties, Inc.
Jurisdiction:	Ohio; formed on March 18, 2010
Shareholder:	VFC Realty 4 LLC		100%

Name:	Oakland Park Center, LLC
Jurisdiction:	Florida; formed on September 9, 2009
Shareholder:	VFC Partners 4 LLC		100%

Name:	Loke Properties LLC
Jurisdiction:	New York; formed on July 28, 2009
Shareholder:	VFC Partners 4 LLC		100%

Name:	VFC Partners 5 LLC
Jurisdiction:	Delaware; formed on May 12, 2010
Members:	FC Imperial Holdings LLC	50%

Name:	VFC Properties 5 LLC
Jurisdiction:	Delaware; formed on July 2, 2010
Member:	VFC Partners 5 LLC	100%

Name:	VFC Partners 6 LLC
Jurisdiction:	Delaware; formed on May 12, 2010
Members:	FC Imperial Holdings LLC	25%

Name:	VFC Properties 6 LLC
Jurisdiction:	Delaware; formed on June 30, 2010
Member:	VFC Partners 6 LLC	100%

Name:	VFC Partners 7 LLC
Jurisdiction:	Delaware; formed on December 8, 2010
Members:	FC Imperial Holdings LLC	25%

Name:	VFC Properties 7 LLC
Jurisdiction:	Delaware; formed on December 15, 2010
Member:	VFC Partners 7 LLC	100%

Name:	VFC Properties Meadows LLC
Jurisdiction:	Delaware; formed on February 24, 2011
Member:	VFC Partners 7 LLC	100%

Name:	VFC Partners 8 LLC
Jurisdiction:	Delaware; formed on December 15, 2010
Members:	FC Imperial Holdings LLC	25%

Name:	VFC Properties 8 LLC
Jurisdiction:	Delaware; formed on December 15, 2010
Member:	VFC Partners 8 LLC	100%

Name:	VFC Partners 9 LLC	Initial
Jurisdiction:	Delaware; formed on January 24, 2011
Members:	FC Imperial Holdings LLC	25%

Name:	VFC Reflections 9 LLC
Jurisdiction:	Delaware; formed on May 13, 2011
Members:	VFC Partners 9 LLC	100%

Name:	VFC Reflections 9 Properties LLC
Jurisdiction:	Delaware; formed on February 27, 2012
Member:	VFC Reflections 9 LLC	100%

Name:	VFC Partners 10 LLC	Initial
Jurisdiction:	Delaware; formed on April 4, 2011
Members:	FC Imperial Holdings LLC	25%

Name:	VFC Properties 10 LLC
Jurisdiction:	Delaware; formed on June 30, 2011
Member:	VFC Partners 10 LLC	100%

Name:	VFC Partners 11 LLC	Initial
Jurisdiction:	Delaware; formed on June 1, 2011
Members:	FC Imperial Holdings LLC	25%

Name:	VFC Partners 12 LLC	Initial
Jurisdiction:	Delaware; formed on July 14, 2011
Members:	FC Imperial Holdings LLC	25%

	Name:	VFC Partners 14 LLC		Initial
	Jurisdiction:	Delaware; formed on September 23, 2011
	Members:	FC Imperial Holdings LLC		10%

	Name:	VFC Properties 14 LLC
	Jurisdiction:	Delaware; formed on October 17, 2011
	Member:	VFC Partners 14 LLC		100%

	Name:	VFC Partners 15 LLC		Initial
	Jurisdiction:	Delaware; formed on October 4, 2011
	Members:	FC Imperial Holdings LLC		10%

	Name:	VFC Properties 15 LLC
	Jurisdiction:	Delaware; formed on October 17, 2011
	Member:	VFC Partners 15 LLC		100%

	Name:	VFC Partners 16 LLC		Initial
	Jurisdiction:	Delaware; formed on November 16, 2011
	Members:	FC Imperial Holdings LLC		10%

	Name:	VFC Properties 16 LLC
	Jurisdiction:	Delaware; formed on March 14, 2012
	Member:	VFC Partners 16 LLC		100%

	Name:	VFC Partners 17 LLC		Initial
	Jurisdiction:	Delaware; formed on December 22, 2011
	Members:	FC Imperial Holdings LLC		10%

	Name:	VFC Properties 17 LLC
	Jurisdiction:	Delaware; formed on December 28, 2011
	Member:	VFC Partners 17 LLC		100%

	Name:	VFC Partners 18 LLC
	Jurisdiction:	Delaware; formed on July 29, 2011
	Member:	FC Imperial Holdings LLC		10%

	Name:	VFC Properties 18 LLC
	Jurisdiction:	Delaware; formed on August 17, 2011
	Member:	VFC Partners 18 LLC		100%

	Name:	VFC Partners 19 LLC
	Jurisdiction:	Delaware; formed on March 7, 2012
	Member:	FC Imperial Holdings LLC		10%

	Name:	VFC Properties 19 LLC
	Jurisdiction:	Delaware; formed on March 21, 2012
	Member:	VFC Partners 19 LLC		100%

	Name:	VFC Partners 20 LLC
	Jurisdiction:	Delaware; formed on March 21, 2012
	Member:	FC Imperial Holdings LLC		10%

3.	FLBG Corporation. The following entities are entities in which FLBG Corporation or certain of its subsidiaries own an equity interest.

	Name:	FirstCity Commercial Corporation (formerly J-Hawk Corporation)
	Jurisdiction:	Texas, incorporated on July 21, 1995
	Shareholders:	FLBG Corporation	1,000 Shares	(100)%

	Name:	FC Capital Corp. (d/b/a FirstCity Capital Corporation)
	Jurisdiction:	New York, incorporated on August 4, 1997
	Shareholders:	FLBG Corporation	1,000,000 Shares	(100)%

	Name:	FLBG Holdings Corp.
	Jurisdiction:	Texas; incorporated on June 3, 2010
	Shareholder:	FLBG Corporation	1,000 Common	(100)%

	Name:	FLBG Holdings GP Corp.
	Jurisdiction:	Texas; incorporated on June 3, 2010
	Shareholder:	FLBG Holdings Corp.	1,000 Common	(100)%

	Name:	FLBG Holdings Investment LP
	Jurisdiction:	Texas; formed on June 4, 2010
	Partners:	FLBG Holdings GP Corp.	General 0.50%
		FLBG Holdings Corp.	Limited 99.50%

	Name:	FLBG2 Holdings LLC
	Jurisdiction:	Texas; formed on October 27, 2011
	Member:	FLBG Corporation		100%

4.

FirstCity Commercial Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Commercial Corporation or certain of its subsidiaries own an equity interest.

A.	Corporations and other Entities:

	Name:	FirstCity Denver Investment Corp.
	Jurisdiction:	Texas, incorporated on April 9, 2007
	Shareholder:	FirstCity Commercial Corporation	800 Shares	(80)%

	Name:	FirstCity Crestone LLC
	Jurisdiction:	Texas, formed on April 9, 2007
	Shareholder:	FirstCity Denver Investment Corp.		(100)%

	Name:	FC Crestone 07 Corp.
	Jurisdiction:	Texas; formed on June 5, 2007
	Shareholder:	FirstCity Denver Investment Corp.	1,000 shares	(100)%

	Name:	FC Crestone Colorado 07 LLC
	Jurisdiction:	Colorado; formed September, 2007
	Member:	FC Crestone 07 Corp.		(100)%

	Name:	FC Crestone 08 Corp.
	Jurisdiction:	Texas; formed on March 26, 2008
	Shareholder:	FirstCity Denver Investment Corp.	1,000 Shares	(100)%

	Name:	ColoTex Energy Corp.
	Jurisdiction:	Texas; formed on March 26, 2008
	Shareholder:	FC Crestone 08 Corp.	1,000 Shares	(100)%

	Name:	CAPP Resources LLC
	Jurisdiction:	Delaware; formed on April 22, 2008
	Member:	ColoTex Energy Corp.		(88.76)%

	Name:	CAPP Equipment, LLC
	Jurisdiction:	Delaware; formed on March 13, 2008
	Member:	ColoTex Energy Corp.		(39.5)%

	Name:	FC Crestone Utah, LLC
	Jurisdiction:	Delaware; May 2008
	Member:	FC Crestone 08 Corp.		(100)%

	Name:	Pierpont Restaurant Group LLC
	Jurisdiction:	Utah; formed March 13, 2009
	Member:	FC Crestone Utah LLC	80,000 Units	(80)

	Name:	Oregon Short Line Building LLC
	Jurisdiction:	Delaware; May 15, 2008
	Member:	FC Crestone Utah LLC		(80)%

	Name:	FC Crestone Wyoming LLC
	Jurisdiction:	Texas; formed on October 14, 2008
	Member:	FC Crestone 08 Corp.		(100)%

Name:	FC Crestone Oak, LLC
Jurisdiction:	Delaware; formed on September 2, 2010
Member:	FC Crestone Wyoming LLC		(49)%

Name:	Teton Buildings, LLC
Jurisdiction:	Delaware; formed on October 17, 2008
Member:	FC Crestone Oak, LLC		(100)%

Name:	Teton Latin America LLC
Jurisdiction:	Texas; formed on September 21, 2011
Member:	Teton Buildings, LLC		(80)%

Name:	Teton Buildings Latinoamerica S.A.S.
Jurisdiction:	Columbia
Member:	Teton Latin America LLC		(100)%

Name:	Burke Remote Sites, LLC
Jurisdiction:	Nevada; formed on June 30, 2011
Member:	Teton Buildings, LLC		(50)%

Name:	FC Crestone 09 Corp.
Jurisdiction:	Texas; formed on January 6, 2009
Shareholder:	FirstCity Denver Investment Corp.	1,000 Shares	(100)%

Name:	FC Crestone 2009 Corp.
Jurisdiction:	Texas; formed on February 16, 2009
Shareholder:	FirstCity Denver Investment Corp.	1,000 Shares	(100)%

Name:	Tileco, LLC
Jurisdiction:	Colorado; formed on February 10, 2009
Member:	FC Crestone 2009 Corp.	49,000 Units	(49)%

Name:	FC Crestone Formation LLC
Jurisdiction:	Colorado; formed on April 24, 2009
Member:	FC Crestone 2009 Corp.		(100)%

Name:	CPI Retail Lending LLC
Jurisdiction:	Colorado; formed on February 12, 2009
Member:	FC Crestone 2009 Corp.		(100)%

Name:	FC Crestone Funding LLC
Jurisdiction:	Colorado; formed on May 28, 2009
Member:	FC Crestone 2009 Corp.		(100)%

Name:	Formation Brands, LLC
Jurisdiction:	Delaware; formed on July 8, 2009
Member:	FC Crestone 2009 Corp.		(49)%

Name:	Formation Products, LLC
Jurisdiction:	Delaware; formed on July 8, 2009
Member:	Formation Brands, LLC		(100)%

Name:	Clay Art Products, LLC
Jurisdiction:	Delaware; formed on May 13, 2009
Member:	Formation Brands, LLC		(100)%

Name:	Slant/Stir Products, LLC
Jurisdiction:	Delaware; formed on July 8, 2009
Member:	Formation Brands, LLC		(100)%

Name:	Performance Sourcing, LLC
Jurisdiction:	Delaware; formed on July 8, 2009
Member:	Formation Brands, LLC		(100)%

Name:	Regional Rail, LLC
Jurisdiction:	Delaware; July 25, 2007
Managers:	Alfred M. Sauer
Robert C. Parker
Members:	FC Crestone 07 Corp.	80,000 Units	(80)%

Name:	East Penn Railroad LLC
Jurisdiction:	Delaware
Member:	Regional Rail, LLC		(100)%

Name:	Middletown & New Jersey Railroad, LLC
Jurisdiction:	Delaware; formed on March 23, 2009
Member:	Regional Rail LLC		(100)%

Name:	Conshohocken Recycling & Rail Transfer LLC
Jurisdiction:	Delaware; formed May 27, 2011
Member:	Regional Rail LLC		(100)%

Name:	Tyburn Railroad LLC
Jurisdiction:	Delaware; formed May 27, 2011
Member:	Regional Rail LLC		(100)%

Name:	Regional Transload LLC
Jurisdiction:	Delaware; formed May 27, 2011
Member:	Regional Rail LLC		(100)%

Name:	FC Crestone Aintree LLC
Jurisdiction:	Delaware; formed on November 5, 2009
Member:	FC Crestone 2009 Corp.		(87.45)%

Name:	BEI Lending LLC
Jurisdiction:	Colorado; formed February 12, 2009
Member:	FC Crestone 2009 Corp.		(100)%

Name:	BEI Electronics LLC
Jurisdiction:	Delaware; formed on December 30, 2009
Member:	FC Crestone BEI LLC		(100)%

Name:	BE Digital Media Solutions, LLC
Jurisdiction:	Delaware; formed on October 5, 2011
Member:	BEI Electronics LLC		(75)%

Name:	FC Crestone 2010 Corp.
Jurisdiction:	Texas; formed on January 26, 2010
Shareholder:	FirstCity Denver Investment Corp.		100%

Name:	Colotex Republic LLC
Jurisdiction:	Texas; formed on February 12, 2010
Member:	FirstCity Denver Investment Corp.		90%

Name:	TWL Lending LLC
Jurisdiction:	Colorado; formed on June 9, 2010
Member:	FC Crestone 2010 Corp.		100%

Name:	FH Partners LLC
Jurisdiction:	Texas, certificate filed on December 17, 1996
Member:	FirstCity Commercial Corporation		(100)%

Name:	Bosque Asset Corp.
Jurisdiction:	Texas, incorporated on March 27, 1997
Shareholder:	FirstCity Commercial Corporation	10,000 Shares	(100)%

Name:	Bosque Leasing, L.P. (formerly Bosque Investment Realty Partners, L.P.)
Jurisdiction:	Texas, certificate filed on June 6, 1997
Partners:	Bosque Leasing GP Corp.	General - 2.0%
	Bosque Asset Corp.	Limited - 98.0%

Name:	Bosque Leasing GP Corp. (formerly Bosque Investment Realty Corp.)
Jurisdiction:	Texas, incorporated on June 6, 1997
Shareholder:	Bosque Asset Corp.	400 Shares	(100)%

Name:	FirstCity Consumer Lending Corporation
Jurisdiction:	Texas, incorporated on September 5, 1997
Shareholder:	FirstCity Commercial Corporation	1,000 Shares	(100)%

Name:	FirstCity Business Lending Corporation
Jurisdiction:	Texas, incorporated on June 6, 2006
Shareholder:	FirstCity Commercial Corporation	400 Shares	(100)%

Name:	American Business Lending, Inc.
Jurisdiction:	Texas, incorporated on June 6, 2006
Shareholder:	FirstCity Business Lending Corporation	100,000 Common Shares	(100)%
800,000 Preferred Shares

Name:	ABL Liquidation I, Inc.
Jurisdiction:	Texas, incorporated on June 17, 2011
Shareholder:	American Business Lending, Inc.	1,000 Common Shares	(100)%

Name:	ABL Liquidation II, Inc.
Jurisdiction:	Texas, incorporated on June 17, 2011
Shareholder:	American Business Lending, Inc.	1,000 Common Shares	(100)%

Name:	FirstCity Europe Corporation
Jurisdiction:	Texas; incorporated on May 12, 2003
Shareholder:	FirstCity Commercial Corporation	1,000 Shares	(100)%

Name:	FC Funding Corp.
Jurisdiction:	Texas, incorporated on March 26, 1996
Shareholder:	FirstCity Commercial Corporation	1,000 Shares	(100)%

Name:	FirstCity Holdings Corporation of Minnesota
Jurisdiction:	Texas, incorporated on March 11, 2002
Shareholder:	FirstCity Commercial Corporation	400 Shares	(100)%

Name:	FirstCity International Corporation (formerly J-Hawk International Corp.)
Jurisdiction:	Texas; incorporated on December 19, 1996
Shareholder:	FirstCity Commercial Corporation	200 Shares	(100)%

Name:	FirstCity Japan Inc.
Jurisdiction:	Texas, incorporated on October 16, 1998
Shareholder:	FirstCity Commercial Corporation	10,000 Shares	(100)%

Name:	Crinoline Investments B.V., a private company with limited liability
Jurisdiction:	The Netherlands, established October 1, 1997
Shareholder:	FirstCity Japan Inc.	410 Shares	(100)%

Name:	FirstCity Mexico, Inc.
Jurisdiction:	Texas, incorporated on December 9, 1998
Shareholder:	FirstCity Commercial Corporation	1,000 Shares	(100)%

Name:	FirstCity South America, LLC
Jurisdiction:	Texas, formed December 12, 2003
Managers:	Rodrigo Ignacio Silva Alfaro
Rene Eduardo Silva Alfaro
James C. Holmes
Terry R. DeWitt
Member:	FirstCity Commercial Corporation	500 Units	(50)%

Name:	FirstCity Chile II, Ltda.
Jurisdiction:	Chile, formed June 23, 2008
Shareholder:	FirstCity Commercial Corporation		(100)%

Name:	VFC Partners 1 LLC
Jurisdiction:	Delaware; formed on February 20, 2009
Member:	FirstCity Commercial Corporation		(50)%

	Name:	VFC Partners 2 LLC
	Jurisdiction:	Delaware; formed on March 23, 2009
	Member:	FirstCity Commercial Corporation	2,000 Units	(20)%

	Name:	FirstCity Acquisition LLC
	Jurisdiction:	Texas; formed on April 1, 2009
	Member:	FirstCity Commercial Corporation		(100)%

	Name:	CityCap Equipment Finance LLC
	Jurisdiction:	Delaware; formed on July 17, 2009
	Member:	FirstCity Commercial Corporation		(50)%

	Name:	AgriFirst Lending LLC
	Jurisdiction:	Texas; formed on August 5, 2009
	Member:	FirstCity Commercial Corporation		(20)%

	Name:	AgriFirst Leasing LLC
	Jurisdiction:	Texas: formed on October 26, 2009
	Member:	AgriFirst Lending LLC		(50)%

	Name:	AgriFirst Properties LLC
	Jurisdiction:	Delaware: formed on October 28, 2010
	Member:	AgriFirst Lending LLC		(100)%

	Name:	FirstCity Investment Series LLC
	Jurisdiction:	Delaware; formed on August 17, 2009
	Managing Member:	Imperial Management Company LLC
	Member:	Shelf

	Name:	Imperial Management Company
	Jurisdiction:	Delaware; formed on August 17, 2009
	Member:	FirstCity Servicing Corporation		100%

	Name:	Imperial Capital Company LLC
	Jurisdiction:	Delaware; formed on August 17, 2009
	Member:	FirstCity Commercial Corporation		100%

B.	Corporate General Partners of Limited Partnerships:

	Name:	DFC Asset Corp.
	Jurisdiction:	Texas, incorporated on July 26, 1995
	Shareholder:	FirstCity Commercial Corporation	2,256.90 Shares	(100)%

	Name:	First C Corp.
	Jurisdiction:	Texas, incorporated on March 6, 1998
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(100)%
$
	Name:	First X Corp.
	Jurisdiction:	Texas, incorporated on October 3, 1996
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(100)%

	Name:	First B Corp.
	Jurisdiction:	Texas, incorporated on October 10, 1997
	Shareholder:	FirstCity Commercial Corporation	400 Shares	(100)%

	Name:	FirstGreen GP LLC
	Jurisdiction:	Delaware; formed on August 29, 2003
	Member:	FirstCity Commercial Corporation		(100)%

	Name:	FC Washington GP LLC
	Jurisdiction:	Texas; formed on April 20, 2005
	Member:	FirstCity Commercial Corporation		(100)%

	Name:	WAMCO XXVII of Texas, Inc.
~	Jurisdiction:	Texas, incorporated on September 20, 1999
	Shareholder:	FirstCity Commercial Corporation	400 Shares	(100)%

	Name:	WAMCO 30 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on January 5, 2001
	Shareholder:	FirstCity Commercial Corporation	400 Shares	(100)%

	Name:	EuroTex Partners GP Corp.
	Jurisdiction:	Texas; formed on June 18, 2004
	Shareholder:	FirstCity Commercial Corporation	400 Shares	(100)%

	Name:	FCS Wood GP, Corp.
	Jurisdiction:	Texas, incorporated on September 15, 1998
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(50)%

	Name:	FCS Creamer GP, Corp.
	Jurisdiction:	Texas, incorporated on April 28, 1999
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(50)%

	Name:	FCS Wildhorse GP, Corp.
	Jurisdiction:	Texas, incorporated on June 14, 1999
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(50)%

	Name:	FCS Lancaster GP Corp.
	Jurisdiction:	Texas, incorporated on December 21, 2005
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(50)%

	Name:	Imperial Partners GP Corp.
	Jurisdiction:	Texas, incorporated on October 4, 2000
	Shareholder:	FirstCity Commercial Corporation	400 Shares	(100)%

	Name:	MinnTex GP Corp.
	Jurisdiction:	Texas, incorporated on March 11, 2002
	Shareholder:	FirstCity Holdings Corporation of Minnesota	400 Shares	(100)%

	Name:	FirstVal 1 GP Corp.
	Jurisdiction:	Texas, incorporated on September 14, 2006
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(50)%

C.	Limited Partnerships:

	Name:	First C Partners, L.P.
	Jurisdiction:	Texas, certificate filed on March 6, 1998
	Partners:	First C Corp.	General 2%
		FirstCity Commercial Corporation	Limited 98%

	Name:	First X Realty, L.P.
	Jurisdiction:	Texas, certificate filed on October 3, 1996
	Partners:	First X Corp.	General 2%
		FirstCity Commercial Corporation	Limited 98%

	Name:	First B Realty, L.P.
	Jurisdiction:	Texas, certificate filed on October 10, 1997
	Partners:	First B Corp.	General 1%
		FirstCity Commercial Corporation	Limited 99%

	Name:	Diversified Financial Systems, L.P.
	Jurisdiction:	Texas, certificate filed on April 19, 1999
	Partners:	DFC Asset Corp.	General 1.1511%
		FirstCity Commercial Corporation	Limited 98.8489%

	Name:	FirstGreen LP
	Jurisdiction:	Delaware, August 29, 2003
	Partners:	FirstGreen GP LLC	General 1.00%
		FirstCity Commercial Corporation	Limited 99.00%

	Name:	FC Washington I LP
	Jurisdiction:	Texas, April 20, 2005
	Partners:	FC Washington GP LLC	General 1.00%

	FirstCity Commercial Corporation	Limited 99.00%

Name:	WAMCO XXVII, Ltd.
Jurisdiction:	Texas, certificate filed on September 20, 1999
Partners:	WAMCO XXVII of Texas, Inc.	General 1.8516%
	FirstCity Commercial Corporation	Limited 98.1484%

Name:	WAMCO 30, Ltd.
Jurisdiction:	Texas, certificate filed on January 5, 2001
Partners:	WAMCO 30 of Texas, Inc.	General 1.05217660%
	FirstCity Commercial Corporation	Limited 98.9478234%

Name:	EuroTex Partners, Ltd.
Jurisdiction:	Texas; formed on June 18, 2004
Partners:	EuroTex Partners GP Corp.	General 0.50%
	FirstCity Commercial Corporation	Limited 99.50%

Name:	Brazos River Partnership One, L.P.
Jurisdiction:	Texas; formed on September 28, 2006
Partners:	FirstCity Commercial Corporation	Limited 33-1/3%

Name:	FCS Wood, Ltd.
Jurisdiction:	Texas, certificate filed on September 15, 1998
Partners:	FCS Wood GP Corp.	General 0.50%
	FirstCity Commercial Corporation	Limited 49.75%

Name:	FCS Creamer, Ltd.
Jurisdiction:	Texas, certificate filed on April 28, 1999
Partners:	FCS Creamer GP, Corp.	General 0.50%
	FirstCity Commercial Corporation	Limited 49.75%

Name:	FCS Wildhorse, Ltd.
Jurisdiction:	Texas, certificate filed on June 14, 1999
Partners:	FCS Wildhorse GP, Corp.	General 0.50%
	FirstCity Commercial Corporation	Limited 49.75%

Name:	FCS Lancaster, Ltd.
Jurisdiction:	Texas, certificate filed on December 21, 2005
Partners:	FCS Lancaster GP Corp.	General 0.50%
	FirstCity Commercial Corporation	Limited 49.75%

Name:	Imperial Partners, Ltd.
Jurisdiction:	Texas, certificate filed on October 4, 2000
Partners:	Imperial Partners GP Corp.	General 0.50%
	FirstCity Commercial Corporation	Limited 99.50%

Name:	MinnTex Investment Partners LP
Jurisdiction:	Texas, certificate filed on March 11, 2002
Partners:	MinnTex GP Corp.	General 1.00%
	FirstCity Holdings Corporation of Minnesota	Limited 66.00%

Name:	Strategic Mexican Investment Partners 2, L.P.
Jurisdiction:	Texas, certificate filed on July 3, 2001
Partners:	FirstCity Commercial Corporation	General 1.0%
	FirstCity Commercial Corporation	Limited 99.0%

Name:	Strategic Mexican Investment Partners, L.P.
Jurisdiction:	Texas, certificate filed on May 8, 2001
Partners:	FirstCity Mexico, Inc.	General .4251287%
	FirstCity Commercial Corporation	Limited 99.5748713%

Name:	FirstVal 1, Ltd.
Jurisdiction:	Texas, certificate filed on September 14, 2006
Partners:	FirstVal 1 GP Corp.	General 1.0%
	FirstCity Commercial Corporation	Limited 49.5%

D.	Corporate General Partners of REO Affiliate Limited Partnerships:

	Name:	SOWAMCO XX of Texas, Inc.
	Jurisdiction:	Texas
	Shareholder:	FirstCity Commercial Corporation	3,600 Shares	(100)%

	Name:	MA Realco, Inc.
	Jurisdiction:	Texas, incorporated on July 25, 1995
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(100)%

	Name:	SV Asset Corp.
	Jurisdiction:	Texas, incorporated on July 21, 1995
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(100)%

	Name:	SVD Realty Asset Corp.
	Jurisdiction:	Texas, incorporated on June 6, 1997
	Shareholder:	FirstCity Commercial Corporation	400 Shares	(100)%

	Name:	SOWAMCO XXIV of Texas, Inc.
	Jurisdiction:	Texas, incorporated on December 15, 1993
	Shareholder:	FirstCity Commercial Corporation	400 Shares	(100)%

	Name:	SOWAMCO XXV of Texas, Inc.
	Jurisdiction:	Texas, incorporated on May 26, 1995
	Shareholder:	FirstCity Commercial Corporation	400 Shares	(100)%

	Name:	SOWAMCO XXVII of Texas, Inc.
	Jurisdiction:	Texas, incorporated on January 18, 2000
	Shareholder:	WAMCO XXVII, Ltd.	400 Shares	(100)%

	Name:	SOWAMCO XXVIII of Texas, Inc.
	Jurisdiction:	Texas, incorporated on March 24, 2000
	Shareholder:	WAMCO 30, Ltd.	400 Shares	(100)%

	Name:	SOWAMCO XXIX of Texas, Inc.
	Jurisdiction:	Texas, incorporated on December 11, 2000
	Shareholder:	WAMCO XXVII, Ltd.	400 Shares	(100)%

	Name:	SOWAMCO 30 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on May 30, 2002
	Shareholder:	WAMCO 30, Ltd.	400 Shares	(100)%

	Name:	SOWAMCO 31 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on August 20, 2003
	Shareholder:	WAMCO 30, Ltd.	400 Shares	(100)%

	Name:	SOWAMCO 33 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on December 10, 2003
	Shareholder:	WAMCO 30, Ltd.	400 Shares	(100)%

	Name:	SOWAMCO 34 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on March 21, 2005
	Shareholder:	WAMCO 30, Ltd.	400 Shares	(100)%

	Name:	SOWAMCO 35 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on March 14, 2006
	Shareholder:	WAMCO 30, Ltd.	400 Shares	(100)%

	Name:	FirstVal Properties 1 GP Corp.
	Jurisdiction:	Texas, incorporated on September 15, 2006
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(50)%

	Name:	FirstVal Properties 2 GP Corp.
	Jurisdiction:	Texas; incorporated on November 21, 2008
	Shareholder:	FirstCity Commercial Corporation	200 Shares	(50)%

	Name:	WH Realty GP Corp.
	Jurisdiction:	Texas, incorporated on June 20, 2001
	Shareholder:	FCS Wildhorse, Ltd.	1,000 Shares	(100)%

E.	REO Affiliate Limited Partnerships:

	Name:	FH Properties LLC
	Jurisdiction:	Texas, certificate filed on November 19, 1997
	Member:	FH Partners LLC		100%

	Name:	SOWAMCO XX, Ltd.
	Jurisdiction:	Texas
	Partners:	SOWAMCO XX of Texas, Inc.	General 2%
		Diversified Financial Systems, L.P.	Limited 98%

	Name:	MA Realco Partners, Ltd.
	Jurisdiction:	Texas, certificate filed on July 25, 1995
	Partners:	MA Realco, Inc.	General 2%
		SV Asset Partners, LP	Limited 98%

	Name:	SV Asset Partners, LP
	Jurisdiction:	Texas, certificate filed on July 25, 1995
	Partners:	SV Asset Corp.	General 2%
		FirstCity Commercial Corporation	Limited 98%

	Name:	SVD Realty, L.P.
	Jurisdiction:	Texas, certificate filed on June 6, 1997
	Partners:	SVD Realty Asset Corp.	General 2%
		FirstCity Commercial Corporation	Limited 98%

	Name:	SOWAMCO XXIV, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on December 15, 1993
	Partners:	SOWAMCO XXIV of Texas, Inc.	General 2%
		FH Partners LLC	Limited 98%

	Name:	SOWAMCO XXV, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on May 26, 1995
	Partners:	SOWAMCO XXV of Texas, Inc.	General 2%
		WAMCO 30, Ltd.	Limited 98%

	Name:	SOWAMCO XXVII, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on January 18, 2000
	Partners:	SOWAMCO XXVII of Texas, Inc.	General 1%
		WAMCO XXVII, Ltd.	Limited 99%

	Name:	SOWAMCO XXVIII, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on March 24, 2000
	Partners:	SOWAMCO XXVIII of Texas, Inc.	General 1%
		WAMCO 30, Ltd.	Limited 99%

	Name:	SOWAMCO XXIX, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on December 11, 2000
	Partners:	SOWAMCO XXIX of Texas, Inc.	General 1%
		WAMCO XXVII, Ltd.	Limited 99%

	Name:	SOWAMCO 30, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on May 30, 2002
	Partners:	SOWAMCO 30 of Texas, Inc.	General 1.5%
		WAMCO 30, Ltd.	Limited 98.5%

	Name:	SOWAMCO 31, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on August 20, 2003
	Partners:	SOWAMCO 31 of Texas, Inc.	General 1%
		WAMCO 30, Ltd.	Limited 99%

	Name:	SOWAMCO 33, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on December 10, 2003
	Partners:	SOWAMCO 33 of Texas, Inc.	General 1%
		WAMCO 30, Ltd.	Limited 99%

	Name:	SOWAMCO 34, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on March 21, 2005
	Partners:	SOWAMCO 34 of Texas, Inc.	General 1%
		WAMCO 30, Ltd.	Limited 99%

	Name:	SOWAMCO 35, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on March 14, 2006
	Partners:	SOWAMCO 35 of Texas, Inc.	General 1%
		WAMCO 30, Ltd.	Limited 99%

	Name:	FirstVal Properties 1, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on September 15, 2006
	Partners:	FirstVal Properties 1 GP Corp.	General 1.0%
		FirstCity Commercial Corporation	Limited 49.5%

	Name:	FirstVal Properties 2, Ltd.
	Jurisdiction:	Texas; formed on November 21, 2008
	Partners:	FirstVal Properties 2 GP Corp.	General 1.0%
		FirstCity Commercial Corporation	Limited 49.5%

	Name:	WH Realty, Ltd.
	Jurisdiction:	Texas, certificate filed on June 20, 2001
	Partners:	WH Realty GP corp.	General 0.5%
		FCS Wildhorse, Ltd.	Limited 99.5%

F.	REO Affiliate Corporations:

	Name:	FH Golf Properties I Inc.
	Jurisdiction:	Michigan; formed on February 15, 2008
	Shareholder:	FH Partners LLC	1,000 Shares	(100)%

	Name:	FH Arizona Properties LLC
	Jurisdiction:	Arizona; formed on August 27, 2009
	Manager:	FH Properties LLC
	Members:	FH Properties LLC		51.675%

	Name:	MPortfolio Property Corp.
	Jurisdiction:	Texas; formed on April 21, 2008
	Shareholder:	FH Partners LLC	1,000 Shares	100%

	Name:	VFC Properties 1 LLC
	Jurisdiction:	Delaware; formed on May 12, 2009
	Member:	VFC Partners 1 LLC		(100)%

	Name:	VFC Properties 2 LLC
	Jurisdiction:	Delaware; formed on October 28, 2009
	Member:	VFC Partners 2 LLC		(100)%

5.

FirstCity Europe Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Europe Corporation or certain of its subsidiaries own an equity interest.

A.	Corporations and other Entities:

	Name:	UBN, SAS
	Jurisdiction:	France
	Ownership:	FirstCity Europe Corporation		68.69%
		FC Diversified Holdings LLC		1.71%

	Name:	CATX Limited
	Jurisdiction:	England and Wales; formed on October 6, 2000
	Shareholders:	MCS et Associés, S.A.	675 A Shares	(67.5)%
		MCS et Associés, S.A.	325 C Shares	(32.5)%

	Name:	Credit Finance Corporation Limited
	Jurisdiction:	England and Wales; formed on October 9, 1996
	Shareholder:	MCS et Associés, S.A.	177 A Shares	(88.5)%

	Name:	Finin Limited
	Jurisdiction:	England and Wales; formed on December 24, 1997
	Shareholders:	MCS et Associés, S.A.	634 A Shares	(63.4)%
		MCS et Associés, S.A.	366 C Shares	(36.6)%

	Name:	Mirom Limited
	Jurisdiction:	England and Wales
	Shareholders:	MCS et Associés, S.A.	700 A Shares	(70)%
		MCS et Associés, S.A.	300 C Shares	(30)%

	Name:	Miromesnil Limited
	Jurisdiction:	England and Wales; formed on January 11, 1999
	Shareholders:	MCS et Associés, S.A.	634 A Shares	(63.4)%
		MCS et Associés, S.A.	366 C Shares	(36.6)%

	Name:	Transalp Limited
	Jurisdiction:	England and Wales; formed on January 15, 2001
	Shareholders:	MCS et Associés, S.A.	675 A Shares	(67.5)%
		MCS et Associés, S.A.	325 C Shares	(32.5)%

	Name:	Platform Finance Limited
	Jurisdiction:	England and Wales; formed on January 13, 1989
	Shareholders:	MCS et Associés, S.A.	95 A Shares	(95)%
		MCS et Associés, S.A.	5 C Shares	(5)%

	Name:	HMCS Investment GmbH
	Jurisdiction:	Germany
	Ownership:	MCS et Associés, S.A.		24.50%
		FirstCity Europe Corporation		24.50%

	Name:	HMCS Portfolio GmbH
	Jurisdiction:	Germany; formed August, 2006
	Ownership:	FirstCity Europe Corporation		50%
		FC Diversified Holdings Europe LLC		50%

	Name:	HMCS Gesellschaft für Forderungsmanagement GmbH
	Jurisdiction:	Germany; formed May 17, 2004
	Ownership:	HMCS Investment GmbH		100%

	Name:	VR Inkasso GmbH
	Jurisdiction:	Germany; formed August 25, 2004
	Ownership:	HMCS Forderungsmanagement GmbH		26%

	Name:	HMCS Real Estate GmbH
	Jurisdiction:	Germany; formed December 19, 2005
	Ownership:	HMCS Investment GmbH		100%

	Name:	HMCS Consulting GmbH
	Jurisdiction:	Germany; formed December 19, 2005
	Ownership:	HMCS Investment GmbH		100%

6.

FirstCity Mexico, Inc. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Mexico, Inc. or certain of its subsidiaries own an equity interest.

	Name:	Strategic Mexican Investment Partners, L.P.
	Jurisdiction:	Texas, certificate filed on May 8, 2001
	Partners:	FirstCity Mexico, Inc.	General .4251287%
		FirstCity Commercial Corporation	Limited 99.5748713%

	Name:	Bidmex Holding, LLC
	Jurisdiction:	Delaware, formed June 6, 2006
	Manager:	FirstCity Mexico, Inc.

Member:	Strategic Mexican Investment Partners, L.P.
	(Tranche B)	9.0%
Strategic Mexican Investment Partners, L.P.
	(Tranche C)	6.0%

Name:	Bidmex Holding II, LLC
Jurisdiction:	Delaware, formed on January 16, 2008
Manager:	FirstCity Mexico, Inc.
Member:	Strategic Mexican Investment Partners, L.P. —
	Tranche B	15.0%

Name:	Bidmex Acquisition, LLC
Jurisdiction:	Delaware, formed June 6, 2006
Manager & Member:	Bidmex Holding LLC	100%

Name:	Resmex, LLC
Jurisdiction:	Delaware, incorporated December 11, 1998
Manager:	FirstCity Mexico, Inc.
Member:	Strategic Mexican Investment Partners, L.P.	19.45%

Name:	Residencial Oeste, S.A. de C.V.
Jurisdiction:	Mexico, incorporated December 16, 1998
Shareholder:	Resmex, LLC	(100)%

Name:	Residencial Oeste 2, S. de R.L. de C.V.
Jurisdiction:	Mexico, incorporated July 25, 2006
Shareholder:	Bidmex Acquisition, LLC	(100)%

Name:	Namex, LLC
Jurisdiction:	Delaware, formed December 10, 1999
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	(100)%

Name:	Cartera en Administracion y Cobranza, S.de R.L. de C.V.
Jurisdiction:	Mexico, incorporated December 13, 1999
Shareholder:	Namex, LLC	(100)%

Name:	BIDMEX, LLC
Jurisdiction:	Delaware, formed January 28, 2000
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	(100)%

Name:	Administracion de Carteras Nacionales, S. de R.L. de C.V.
Jurisdiction:	Mexico, incorporated January, 2000
Shareholder:	BIDMEX, LLC	(100)%

Name:	BIDMEX II, LLC
Jurisdiction:	Delaware, formed on May 9, 2000
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	(100)%

Name:	Administracion de Carteras Nacionales II, S. de R.L. de C.V.
(formerly Ome Calpulli, Resolución de Cartera, S. de R.L. de C.V.)
Jurisdiction:	Mexico, incorporated on November 17, 1999
Shareholder:	BIDMEX II, LLC	(100)%

Name:	BIDMEX 3, LLC
Jurisdiction:	Delaware, formed on October 20, 2000
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	(100)%

Name:	Administracion de Carteras Empresariales, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on November 13, 2000
Shareholder:	BIDMEX 3, LLC	(100)%

Name:	BIDMEX 4, LLC
Jurisdiction:	Delaware, formed on March 12, 2001
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	(100)%

Name:	Cobranza Nacional de Carteras, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on March 16, 2001
Shareholder:	BIDMEX 4, LLC	(100)%

Name:	BIDMEX 5, LLC
Jurisdiction:	Delaware, formed on April 30, 2001
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	(100)%

Name:	Cobranza Internacional de Carteras, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on May 15, 2001
Shareholder:	BIDMEX 5, LLC	(100)%

Name:	BIDMEX 6, LLC
Jurisdiction:	Delaware, formed on May 31, 2001
Manager and Member:	FirstCity Mexico, Inc.	12.564%
Member:	Strategic Mexican Investment Partners 2, L.P.	10.00%

Name:	Recuperacion de Carteras Mexicanas, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on June 21, 2001
Shareholder:	BIDMEX 6, LLC	100%

Name:	BIDMEX 7, LLC
Jurisdiction:	Delaware, formed on May 31, 2001
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	100%

Name:	Integracion de Activos Mexicanos, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on March 11, 2002
Shareholder:	BIDMEX 7, LLC	100%

Name:	BIDMEX 8, LLC
Jurisdiction:	Delaware, formed on May 31, 2001
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	100%

Name:	Recuperacion de Activos Mexicanos, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on March 11, 2002
Shareholder:	BIDMEX 8, LLC	100%

Name:	BIDMEX 9, LLC
Jurisdiction:	Delaware, formed on January 7, 2003
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	100%

Name:	Solucion de Activos Residenciales, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on April 16, 2004
Shareholder:	BIDMEX 9, LLC	100%

Name:	BIDMEX 10, LLC
Jurisdiction:	Delaware, formed on July 8, 2004
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	100%

Name:	Solucion de Activos Comerciales, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on July 15, 2004
Shareholder:	BIDMEX 10, LLC	100%

Name:	BIDMEX XI, LLC
Jurisdiction:	Delaware, formed on July 7, 2004
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC	100%

Name:	Solucion de Creditos Comerciales, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on March 28, 2005
Shareholder:	BIDMEX XI, LLC	100%

Name:	BMX Holding II, LLC
Jurisdiction:	Delaware; formed on March 23, 2007
Manager:	FirstCity Mexico, Inc.
Member:	FirstCity Mexico, Inc.	8.0%

Name:	BMX Holding III, LLC
Jurisdiction:	Delaware; formed on June 26, 2008
Member:	FirstCity Mexico, Inc.	58%

Name:	BMX Holding III Corp.
Jurisdiction:	Delaware; formed on June 26, 2008
Shareholder:	BMX Holding III, LLC	100%

Name:	Recuperacion de Comercio Interior, S. de R.L. de C.V.
Jurisdiction:	Mexico
Shareholders:	BMX Holding II, LLC	98.7%
	FirstCity Mexico, Inc.	1.0%
	FirstCity Mexico S.A. de C.V.	0.3

Name:	Recuperacion de Comercio Interior I, S. de R.L. de C.V.
Jurisdiction:	Mexico; formed on April 24, 2008
Shareholder:	FirstCity Mexico, Inc.	100%

Name:	Recuperacion y Administracion de Hipotecas, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on June 15, 2007
Shareholder:	FirstCity Mexico, Inc.	100%

Name:	Soluciones de Adeudos de Consumo, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on June 15, 2007
Shareholder:	FirstCity Mexico, Inc.	100%

Name:	FC Acquisitions, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed October 23, 2007
Shareholder:	FirstCity Mexico, Inc.	100%

Name:	FC Acquisitions I, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed October 23, 2007
Shareholder:	FirstCity Mexico, Inc.	100%

Name:	FC Portafolio de Recuperacion, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed October 29, 2007
Shareholder:	FirstCity Mexico, Inc.	100%

Name:	FC Portafolio de Recuperacion I, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed October 29, 2007
Shareholder:	FirstCity Mexico, Inc.	100%

Name:	FC Portafolio de Recuperacion II, S. de R.L. de C.V.
Jurisdiction:	Mexico; formed on February 13, 2008
Shareholder:	FirstCity Mexico, Inc.	100%

Name:	FC Portafolio de Recuperacion III, S. de R.L. de C.V.
Jurisdiction:	Mexico; formed on February 13, 2008
Shareholder:	FirstCity Mexico, Inc.	100%

Name:	Solucion de Activos Residenciales I, S. de R.L. de C.V.
Jurisdiction:	Mexico; formed April, 2008
Shareholder:	FirstCity Mexico, Inc.	100%

Name:	Capital Recovery (Brazil), LLC
Jurisdiction:	Delaware; formed on December 28, 2007
Member:	FirstCity Mexico, Inc.	20%

	Name:	Capital Recovery (Brazil) Corp.
	Jurisdiction:	Delaware; formed December, 2007
	Shareholder:	Capital Recovery (Brazil), LLC		100%

	Name:	Brazil Capital Recovery I — Companhia Securitizadora de Creditos Financeiros
	Jurisdiction:	Brazil; formed December, 2007
	Shareholders:	Capital Recovery (Brazil), LLC		99.0%
		Capital Recovery (Brazil) Corp.		1.0%

	Name:	Brazil Capital Recovery II — Companhia Securitizadora de Creditos Financeiros
	Jurisdiction:	Brazil; formed December, 2007
	Shareholders:	Capital Recovery (Brazil), LLC		99.0%
		Capital Recovery (Brazil) Corp.		1.0%

7.

FirstCity Chile Limitada. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Chile Limitada or certain or its subsidiaries own an equity interest.

	Name:	FirstCity NPL S.A.
	Jurisdiction:	Chile, formed on February 9, 2006
	Shareholder:	FirstCity Chile II, Limitada		60%

	Name:	NPL Fund One, Private Investment Fund
	Jurisdiction:	Chile
	Manager:	FirstCity NPL, S.A.
	Quotaholder:	NPL Investments, S.A.		100%

	Name:	Servicios Integrales de Cobranza, S.A.
	Jurisdiction:	Chile
	Shareholder:	FirstCity Chile II, Limitada		50%

	Name:	NPL Investments, S.A. (formerly Inversiones Hipotecarias S.A.)
	Jurisdiction:	Chile, formed on February 17, 2006
	Shareholder:	Servicios Integrales de Cobranza, S.A.		100%

	Name:	NPL Fund Two, Private Investment Fund
	Jurisdiction:	Chile
	Shareholders:	FirstCity Chile II Limitada		13%
		NPL Investments, S.A.		17%

	Name:	Inversiones NPL S.A.
	Jurisdiction:	Chile
	Shareholder:	FirstCity Chile II, Limitada		50.0%

8.

FirstCity International Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity International Corporation or certain or its subsidiaries own an equity interest.

A.	Corporations and other Entities:

	Name:	UHR Limited
	Jurisdiction:	England and Wales; incorporated March 15, 1999
	Shareholders:	MCS et Associés, S.A.	600 A Shares	(60)%
		MCS et Associés, S.A.	200 B Shares	(20)%
		MCS et Associés, S.A.	200 C Shares	(20)%

	Name:	NEVVS Limited
	Jurisdiction:	England and Wales; November 27, 2000
	Shareholders:	MCS et Associés, S.A.	500 A Shares	(50)%
		MCS et Associés, S.A.	250 B Shares	(25)%
		MCS et Associés, S.A.	250 C Shares	(25)%

	Name:	WHBE Limited
	Jurisdiction:	England and Wales; December 13, 2001
	Shareholders:	MCS et Associés, S.A.	650 A Shares	(65)%
		MCS et Associés, S.A.	100 B Shares	(10)%
		MCS et Associés, S.A.	250 C Shares	(25)%

Name:	WOX Limited
Jurisdiction:	England and Wales; May 27, 2002
Shareholders:	MCS et Associés, S.A.	550 A Shares	(55)%
	MCS et Associés, S.A.	200 C Shares	(20)%
	MCS et Associés, S.A.	250 B Shares	(25)%

Name:	CRY Limited
Jurisdiction:	England and Wales; July 30, 2002
Shareholders:	MCS et Associés, S.A.	600 A Shares	(60)%
	MCS et Associés, S.A.	200 B Shares	(20)%
	MCS et Associés, S.A.	200 C Shares	(20)%

Name:	CTY Limited
Jurisdiction:	England and Wales; December 18, 2002
Shareholders:	MCS et Associés, S.A.	550 A Shares	(55)%
	MCS et Associés, S.A.	200 B Shares	(20)%
	MCS et Associés, S.A.	250 C Shares	(25)%

Name:	WOL Limited
Jurisdiction:	England and Wales; June 11, 2003
Shareholders:	UBN S.A.S.	550 A Shares	(55)%
	FirstCity International Corporation	225 C Shares	(22.5)%
	MCS et Associés, S.A.	225 B Shares	(22.5)%

Name:	WOD Limited
Jurisdiction:	England and Wales; November 12, 2003
Shareholders:	UBN S.A.S.	550 A Shares	(55)%
	FirstCity International Corporation	225 C Shares	(22.5)%
	MCS et Associés, S.A.	225 B Shares	(22.5)%

Name:	FG Portfolio Limited
Jurisdiction:	England and Wales; June 8, 2004
Shareholders:	MCS et Associés, S.A.	550 A Shares	(55)%
	MCS et Associés, S.A.	225 C Shares	(22.5)%
	MCS et Associés, S.A.	225 B Shares	(22.5)%

Name:	HMCS-ECK Limited		100%
Jurisdiction:	England and Wales; October 27, 2005
Shareholders:	FirstCity International Corporation	320 A Shares
	FirstCity International Corporation	320 C Shares
	FirstCity International Corporation	320 B Shares
	FirstCity International Corporation	40 D Shares

Name:	HMCS-SIG Limited		100%
Jurisdiction:	England and Wales; December 14, 2005
Shareholders:	FirstCity International Corporation	490 A Shares
	FirstCity International Corporation	300 C Shares
	FirstCity International Corporation	200 B Shares
	FirstCity International Corporation	10 D Shares

Name:	EHCTY Limited		100%
Jurisdiction:	England and Wales; September 20, 2006
Shareholders:	FirstCity International Corporation	329 A Shares
	FirstCity International Corporation	330 B Shares
	FirstCity International Corporation	330 C Shares
	FirstCity International Corporation	10 D Shares

Name:	HMCS-GEN Limited		100%
Jurisdiction:	England and Wales; October 16, 2006
Shareholders:	FirstCity International Corporation	500 A Shares
	FirstCity International Corporation	300 B Shares
	FirstCity International Corporation	200 C Shares

	Name:	WHFC Holding S.a.r.l.
	Jurisdiction:	Luxembourg
	Shareholders:	FirstCity International Corporation		13.23%

	Name:	CVI GVF Luxembourg Thirteen S.a.r.l.
	Jurisdiction:	Luxembourg
	Ownership:	FirstCity International Corporation	638 Shares	5.104%
		WHFC Holding S.a.r.l.	11,861 Shares	94.888%

	Name:	CVI GVF (Lux) Securitisation S.à.r.l.
	Jurisdiction:	Luxembourg
	Shareholder:	FirstCity International Corporation		100%

	Name:	CVI GVF (Lux) Securitisation S.a.r.l.; Compartment “Sprockhovel”
	Jurisdiction:	Luxembourg; formed on September 6, 2006
	Owner:	FirstCity International Corporation	2,052,400 PECs	(100)%

	Name:	CVI GVF (Lux) Securitisation S.à.r.l.; Compartment “Marktheidenfeld”
	Jurisdiction:	Luxembourg; formed on 9-06-06; Compartment June 15, 2007
	Owner:	FirstCity International Corporation	1,274,700 PECs	(100)%

	Name:	CVI GVF (Lux) Securitisation, S.à.r.l.; Compartment “Voreifel”
	Jurisdiction:	Luxembourg; formed on September 6, 2006; Compartment November 6, 2007
	Owner:	FirstCity International Corporation	4,461,030 PECs	(100)%

	Name:	HMCS-Rhon Limited
	Jurisdiction:	England and Wales: December 17, 2007
	Shareholders:	FirstCity International Corporation	450 A Shares	45%
		FirstCity International Corporation	450 B Shares	45%
		FirstCity International Corporation	100 C Shares	10%

9.

FirstCity Servicing Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Servicing Corporation or certain of its subsidiaries own an equity interest.

A.	Corporations:

	Name:	FirstCity Mexico, S.A. de C.V. (formerly Asset Servicing de Mexico S.A. de C.V.)
	Jurisdiction:	Mexico, incorporated December 2, 1998
	Shareholders:	FirstCity Servicing Corporation	252,536 Shares	(100)%
		FirstCity Financial Corporation	1 Share

	Name:	MCS et Associés, S.A.
	Jurisdiction:	France, Societe Anonyme
	Shareholders:	UBN S.A.S.	361,150 Shares	(35.49)%
		FirstCity Servicing Corporation	121,050 Shares	(11.88)%
		James T. Sartain	100 Shares	(0.001)%

	Name:	Compagnie Transatlantique de Portefeuilles
	Jurisdiction:	France, Societe Par Actions Simplifiee, July 22, 1997
	Shareholder:	MCS et Associés, S.A.	5,000 Shares	(33)%

	Name:	Servicios Efectivos de Recuperacion, S. de R.L. de C.V.
	Jurisdiction:	Mexico; November 16, 2001
	Shareholders:	FirstCity Mexico S.A. de C.V.		(0.62)%
		FirstCity Servicing Corporation		(99.38)%

	Name:	FirstCity Servicing Corporation of California
		(formerly and d/b/a Milco Loan Servicing Corporation)
	Jurisdiction:	California, incorporated on January 3, 1991
	Shareholder:	FirstCity Servicing Corporation	199 Shares	(100)%

	Name:	FirstCity Consumer Servicing Corporation
	Jurisdiction:	Texas, incorporated on August 2, 2003
	Shareholder:	FirstCity Servicing Corporation	400 Shares	(100)%

	Name:	FirstCity Servicing (Brazil), LLC
	Jurisdiction:	Delaware; formed on November 29, 2007
	Member:	FirstCity Servicing Corporation		100%

	Name:	FirstCity Investimentos Ltda.
	Jurisdiction:	Brazil; formed on January 16, 2008
	Quotaholders:	FirstCity Servicing (Brazil) LLC		99%
		FirstCity Servicing Corporation		1%

10.

FC Capital Corp. (dba FirstCity Capital Corporation). The following corporations, limited partnerships, limited liability companies and other entities are entities in which FC Capital Corp. and certain of its affiliates own an equity interest.

	Name:	FirstCity Capital Home Equity Funding Corp.
	Jurisdiction:	Delaware, incorporated on June 25, 1998
	Shareholder:	FC Capital Corp.	1,000 Shares	(100)%

	Name:	Valhalla Holdings Corp.
	Jurisdiction:	Delaware, incorporated on June 25, 1998
	Shareholder:	FC Capital Corp.	1,000 Shares	(100)%